UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2004



                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Maryland                        0-24097                59-3396369
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                     450 South Orange Avenue                           32801
                         Orlando, Florida                           (Zip Code)
             (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         CNL Hospitality Properties, Inc. ("CNL") today announced that its 2004 Annual Meeting of Stockholders scheduled for earlier in the day was adjourned because a quorum was not present.

         CNL's Board of Directors has noted that, of the votes cast to date, a significant percentage were voted in favor of the proposals described in its Proxy Statement to Stockholders dated June 21, 2004. The Annual Meeting has been adjourned until Friday, July 30, 2004 at 4:00 p.m., eastern time at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CNL HOSPITALITY PROPERTIES, INC.



Dated: July 19, 2004               By:      /s/ Thomas J. Hutchison III
                                            ---------------------------
                                            THOMAS J. HUTCHISON III
                                            Chief Executive Officer